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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934







         Date of Report (Date of earliest event reported) JUNE 16, 1997
                                                          -------------



                            PREFERRED NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


            GEORGIA                       0-27658                 58-1954892
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)






   850 CENTER WAY, NORCROSS, GEORGIA                                30071
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    (Address of principal executive offices)                    (Zip Code)



       (Registrant's telephone number, including area code) (770) 582-3500
                                                            --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

    (b)  On June 17, 1997, Preferred Networks, Inc., a Georgia corporation
(the "Company"), the successor by merger to Preferred Networks, Inc., a Delaware corporation ("Old PNI"), consummated the private placement of $15.0 million in Class A Redeemable Preferred Stock of the Company and warrants to acquire the Company's common stock with five of its shareholders and two affiliates of one of them (the "Investors"). The Investors have the option to purchase up to an additional $5.0 million of Class A Redeemable Preferred Stock and warrants at substantially the same terms until July 30, 1997. The issuance of the Class A
Redeemable Preferred Stock and warrants was approved by Old PNI's shareholders on June 16, 1997, at the annual meeting of the shareholders, and is more fully described in Old PNI's proxy statement with respect to the 1997 annual meeting of shareholders, filed with the Securities and Exchange Commission on May 21, 1997. This issuance may at a subsequent date result in a change in control of the Company.

ITEM 5.  OTHER EVENTS.

         On June 16, 1997, at the annual meeting of the shareholders of Old PNI, the shareholders approved, and Old PNI consummated, the reincorporation of Old
PNI from Delaware to Georgia by means of a merger of Old PNI into PNI Merger
Corp., a Georgia corporation and a newly-formed, wholly-owned shell subsidiary of Old PNI ("PMC"). As the surviving corporation in the merger, PMC succeeded to all the business, properties, assets and liabilities of Old PNI. In connection with the consummation of the merger, PMC changed its name to "Preferred
Networks, Inc." The shareholders of Old PNI automatically became shareholders in the Company, as the surviving corporation in the merger.

         As a result of the merger, the Articles of Incorporation and Bylaws of PMC, which are very similar to Old PNI's Delaware Certificate of Incorporation and Bylaws, are now the Articles of Incorporation and Bylaws of the Company. A comparison of certain rights of shareholders under Delaware law and Old PNI's
Certificate of Incorporation and Bylaws with their rights under Georgia law and PMC's Articles of Incorporation and Bylaws is contained in Old PNI's proxy statement with respect to the 1997 annual meeting, filed with the Securities and Exchange Commission on May 21, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         The following exhibits are filed as part of this Current Report on Form
8-K:

                  2.1 Class A Redeemable Preferred Stock Purchase Agreement dated as of May 21, 1997, by and among the Company and Centennial Fund IV, L.P., Saugatuck Capital
                           Company Limited Partnership III, PNC Capital Corp.,
                           Fleet Venture Resources, Inc., Fleet Equity Partners

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                           VI, L.P., Chisholm Partners II, L.P. and Primus
                           Capital Fund III Limited Partnership (incorporated
                           by reference to Exhibit A to Old PNI's proxy
                           statement with respect to the 1997 annual meeting of
                           shareholders, filed with the Securities and Exchange
                           Commission on May 21, 1997).

                  3.1      Articles of Incorporation of the Company.

                  3.2      Bylaws of the Company.

                  4.1 See the Articles of Incorporation and Bylaws of the Company filed as Exhibits 3.1 and 3.2 herewith.

                  99.1 Agreement and Plan of Merger, dated May 21, 1997, by and between Preferred Networks, Inc. and PNI Merger
                           Corp. (incorporated by reference to Exhibit C to Old
                           PNI's proxy statement with respect to the 1997 annual meeting of shareholders, filed with the Securities and Exchange Commission on May 21, 1997).

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PREFERRED NETWORKS, INC.



Date:  June 30, 1997                         By: /s/ Michael J. Saner
                                                 --------------------------
                                                 Michael J. Saner
                                                 President




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                                INDEX TO EXHIBITS

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

                                      Exhibit                                               Sequential Page No.
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
2.1      Class A Redeemable Preferred Stock Purchase Agreement dated as of May
         21, 1997, by and among the Company and Centennial Fund IV, L.P.,
         Saugatuck Capital Company Limited Partnership III, PNC Capital Corp.,
         Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm
         Partners II, L.P. and Primus Capital Fund III Limited Partnership
         (incorporated by reference to Exhibit A to Old PNI's proxy statement with respect to the 1997 annual meeting of shareholders, filed with the
         Securities and Exchange Commission on May 21, 1997).

3.1      Articles of Incorporation of the Company.

3.2      Bylaws of the Company.

4.1 See the Articles of Incorporation and Bylaws of the Company filed as Exhibits 3.1 and 3.2 herewith.

99.1     Agreement and Plan of Merger, dated May 21, 1997, by and between
         Preferred Networks, Inc. and PNI Merger Corp. (incorporated by reference to Exhibit C to Old PNI's proxy statement with respect to the 1997 annual meeting of shareholders, filed with the Securities and Exchange Commission on May 21, 1997).



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